					Deal Summary Report			CSFB05-10G15BBG

				Assumptions				Collateral
Settlement	31-Oct-05	Prepay		100 PPC		Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Nov-05	Default		0 CDR		$219,246,932.22	6.04	358	2	3.75
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
15N1	20,609,212.00	5.5	11/10 - 08/35	9.99		0	0	Interp			94.46	0	1-Oct-05	FIX
15S1	174,353,930.00	5.5	11/05 - 12/11	2.36		0	0	Interp			799.12	0	1-Oct-05	FIX
15L1	927,415.00	0	12/11 - 10/14	7.08	6.6	12.625	825	Interp	42-06	258.4	0	0.391	1-Oct-05	FIX
5A7	4,489,000.00	6	12/11 - 08/12	6.47	5.21	6.188	183	Interp	99-00	2325.53	22.45	4.467	1-Oct-05	FIX
5A8	5,712,559.00	6	08/12 - 10/14	7.56		0	0	Interp			28.56	0	1-Oct-05	FIX
15B1	13,154,816.20	5.5	11/05 - 08/35	9.56		0	0	Interp			60.29	0	1-Oct-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 4.145 4.231 4.269 4.313 4.457 4.675 4.551 4.654 4.705 4.780 4.933 5.164

CSFB05-10G15BBG - Dec - 15S1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	87	76	64	52
25-Oct-07	98	73	51	31	14
25-Oct-08	97	60	32	10	0
25-Oct-09	96	49	18	0	0
25-Oct-10	94	40	7	0	0
25-Oct-11	93	32	1	0	0
25-Oct-12	91	26	0	0	0
25-Oct-13	90	21	0	0	0
25-Oct-14	89	17	0	0	0
25-Oct-15	87	13	0	0	0
25-Oct-16	84	11	0	0	0
25-Oct-17	82	8	0	0	0
25-Oct-18	79	6	0	0	0
25-Oct-19	76	4	0	0	0
25-Oct-20	73	2	0	0	0
25-Oct-21	69	1	0	0	0
25-Oct-22	66	0	0	0	0
25-Oct-23	62	0	0	0	0
25-Oct-24	58	0	0	0	0
25-Oct-25	53	0	0	0	0
25-Oct-26	49	0	0	0	0
25-Oct-27	44	0	0	0	0
25-Oct-28	39	0	0	0	0
25-Oct-29	33	0	0	0	0
25-Oct-30	27	0	0	0	0
25-Oct-31	21	0	0	0	0
25-Oct-32	15	0	0	0	0
25-Oct-33	8	0	0	0	0
25-Oct-34	*	0	0	0	0
25-Oct-35	0	0	0	0	0

WAL	19.23	5.03	2.36	1.57	1.17
Principal Window	Nov05-Nov34	Nov05-Sep22	Nov05-Dec11	Nov05-Aug09	Nov05-Jul08

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G15BBG - Dec - 15L1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	22
25-Oct-09	100	100	100	58	0
25-Oct-10	100	100	100	0	0
25-Oct-11	100	100	100	0	0
25-Oct-12	100	100	44	0	0
25-Oct-13	100	100	11	0	0
25-Oct-14	100	100	0	0	0
25-Oct-15	100	100	0	0	0
25-Oct-16	100	100	0	0	0
25-Oct-17	100	100	0	0	0
25-Oct-18	100	100	0	0	0
25-Oct-19	100	100	0	0	0
25-Oct-20	100	100	0	0	0
25-Oct-21	100	100	0	0	0
25-Oct-22	100	98	0	0	0
25-Oct-23	100	82	0	0	0
25-Oct-24	100	68	0	0	0
25-Oct-25	100	55	0	0	0
25-Oct-26	100	45	0	0	0
25-Oct-27	100	36	0	0	0
25-Oct-28	100	29	0	0	0
25-Oct-29	100	22	0	0	0
25-Oct-30	100	17	0	0	0
25-Oct-31	100	12	0	0	0
25-Oct-32	100	8	0	0	0
25-Oct-33	100	5	0	0	0
25-Oct-34	100	2	0	0	0
25-Oct-35	0	0	0	0	0
WAL	29.46	21.3	7.08	4.09	2.91
Principal Window	Nov34-Aug35	Sep22-Aug35	Dec11-Oct14	Aug09-Mar10	Jul08-Dec08

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G15BBG - Dec - 5A7

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	0
25-Oct-09	100	100	100	5	0
25-Oct-10	100	100	100	0	0
25-Oct-11	100	100	100	0	0
25-Oct-12	100	100	0	0	0
25-Oct-13	100	100	0	0	0
25-Oct-14	100	100	0	0	0
25-Oct-15	100	100	0	0	0
25-Oct-16	100	100	0	0	0
25-Oct-17	100	100	0	0	0
25-Oct-18	100	100	0	0	0
25-Oct-19	100	100	0	0	0
25-Oct-20	100	100	0	0	0
25-Oct-21	100	100	0	0	0
25-Oct-22	100	96	0	0	0
25-Oct-23	100	58	0	0	0
25-Oct-24	100	26	0	0	0
25-Oct-25	100	0	0	0	0
25-Oct-26	100	0	0	0	0
25-Oct-27	100	0	0	0	0
25-Oct-28	100	0	0	0	0
25-Oct-29	100	0	0	0	0
25-Oct-30	100	0	0	0	0
25-Oct-31	100	0	0	0	0
25-Oct-32	100	0	0	0	0
25-Oct-33	100	0	0	0	0
25-Oct-34	100	0	0	0	0
25-Oct-35	0	0	0	0	0

WAL	29.23	18.33	6.47	3.91	2.79
Principal Window	Nov34-Mar35	Sep22-Oct25	Dec11-Aug12	Aug09-Nov09	Jul08-Sep08

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G15BBG - Dec - 5A8

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	40
25-Oct-09	100	100	100	100	0
25-Oct-10	100	100	100	0	0
25-Oct-11	100	100	100	0	0
25-Oct-12	100	100	79	0	0
25-Oct-13	100	100	20	0	0
25-Oct-14	100	100	0	0	0
25-Oct-15	100	100	0	0	0
25-Oct-16	100	100	0	0	0
25-Oct-17	100	100	0	0	0
25-Oct-18	100	100	0	0	0
25-Oct-19	100	100	0	0	0
25-Oct-20	100	100	0	0	0
25-Oct-21	100	100	0	0	0
25-Oct-22	100	100	0	0	0
25-Oct-23	100	100	0	0	0
25-Oct-24	100	100	0	0	0
25-Oct-25	100	99	0	0	0
25-Oct-26	100	80	0	0	0
25-Oct-27	100	65	0	0	0
25-Oct-28	100	51	0	0	0
25-Oct-29	100	39	0	0	0
25-Oct-30	100	30	0	0	0
25-Oct-31	100	21	0	0	0
25-Oct-32	100	14	0	0	0
25-Oct-33	100	8	0	0	0
25-Oct-34	100	3	0	0	0
25-Oct-35	0	0	0	0	0

WAL	29.64	23.63	7.56	4.23	3
Principal Window	Mar35-Aug35	Oct25-Aug35	Aug12-Oct14	Nov09-Mar10	Sep08-Dec08

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G15BBG - Dec - 15N1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	100	100	100	100	100
25-Oct-07	100	100	100	100	100
25-Oct-08	100	100	100	100	100
25-Oct-09	100	100	100	100	28
25-Oct-10	100	100	100	61	0
25-Oct-11	100	96	92	25	0
25-Oct-12	99	91	82	5	0
25-Oct-13	98	83	69	0	0
25-Oct-14	97	74	54	0	0
25-Oct-15	95	64	41	0	0
25-Oct-16	93	55	30	0	0
25-Oct-17	90	47	22	0	0
25-Oct-18	87	40	16	0	0
25-Oct-19	84	34	12	0	0
25-Oct-20	81	29	9	0	0
25-Oct-21	77	24	6	0	0
25-Oct-22	74	20	5	0	0
25-Oct-23	70	17	3	0	0
25-Oct-24	66	14	2	0	0
25-Oct-25	61	11	2	0	0
25-Oct-26	56	9	1	0	0
25-Oct-27	51	7	1	0	0
25-Oct-28	46	6	1	0	0
25-Oct-29	41	5	*	0	0
25-Oct-30	35	3	*	0	0
25-Oct-31	28	2	*	0	0
25-Oct-32	21	2	*	0	0
25-Oct-33	14	1	*	0	0
25-Oct-34	7	*	*	0	0
25-Oct-35	0	0	0	0	0

WAL	21.24	12.87	9.99	5.47	3.75
Principal Window	Nov10-Aug35	Nov10-Aug35	Nov10-Aug35	Mar10-Jun13	Dec08-May10

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G15BBG - Dec - 15B1

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	99	99	99	99
25-Oct-07	98	98	98	98	98
25-Oct-08	97	97	97	97	97
25-Oct-09	96	96	96	96	96
25-Oct-10	95	95	95	95	72
25-Oct-11	94	90	87	82	37
25-Oct-12	93	85	77	68	19
25-Oct-13	91	77	64	48	10
25-Oct-14	90	69	51	30	5
25-Oct-15	88	59	38	19	3
25-Oct-16	86	51	28	12	1
25-Oct-17	83	44	21	7	1
25-Oct-18	81	37	15	5	*
25-Oct-19	78	31	11	3	*
25-Oct-20	75	27	8	2	*
25-Oct-21	72	22	6	1	*
25-Oct-22	68	19	4	1	*
25-Oct-23	65	16	3	*	*
25-Oct-24	61	13	2	*	*
25-Oct-25	57	11	2	*	*
25-Oct-26	52	9	1	*	*
25-Oct-27	48	7	1	*	*
25-Oct-28	43	5	1	*	*
25-Oct-29	38	4	*	*	*
25-Oct-30	32	3	*	*	*
25-Oct-31	26	2	*	*	*
25-Oct-32	20	2	*	*	*
25-Oct-33	13	1	*	*	*
25-Oct-34	6	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	19.98	12.22	9.56	8.16	5.94
Principal Window	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-May35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-10G15BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Oct-05	100	100	100	100	100
25-Oct-06	99	90	81	71	62
25-Oct-07	98	78	61	45	32
25-Oct-08	97	68	46	29	16
25-Oct-09	96	59	34	18	8
25-Oct-10	95	52	26	11	4
25-Oct-11	94	45	19	7	2
25-Oct-12	93	39	15	5	1
25-Oct-13	91	34	11	3	1
25-Oct-14	90	29	8	2	*
25-Oct-15	88	25	6	1	*
25-Oct-16	86	22	4	1	*
25-Oct-17	83	19	3	*	*
25-Oct-18	81	16	2	*	*
25-Oct-19	78	13	2	*	*
25-Oct-20	75	11	1	*	*
25-Oct-21	72	10	1	*	*
25-Oct-22	68	8	1	*	*
25-Oct-23	65	7	*	*	*
25-Oct-24	61	6	*	*	*
25-Oct-25	57	5	*	*	*
25-Oct-26	52	4	*	*	*
25-Oct-27	48	3	*	*	*
25-Oct-28	43	2	*	*	*
25-Oct-29	38	2	*	*	*
25-Oct-30	32	1	*	*	*
25-Oct-31	26	1	*	*	*
25-Oct-32	20	1	*	*	*
25-Oct-33	13	*	*	*	*
25-Oct-34	6	*	*	*	*
25-Oct-35	0	0	0	0	0

WAL	19.98	7.02	3.75	2.46	1.78
Principal Window	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35	Nov05-Aug35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.